SUPPLEMENT DATED JANUARY 31, 2001
                                       TO
                          PROSPECTUS DATED May 1, 2000


                           SAFECO Separate Account SL
                          SAFECO Life Insurance Company

                  PREMIER Accumulation Life(R) (the "Policies")




The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus VIF Appreciation Portfolio and Dreyfus VIF Quality Bond Portfolio of Dreyfus Variable Investment Fund and Dreyfus IP MidCap Stock Portfolio and Dreyfus IP Technology Growth Portfolio of Dreyfus Investment Portfolios began offering a second class of shares in January 2001. However, this should have no impact on the variable life policies. The new class of the Dreyfus Funds, called the Service class, has a "Rule 12b-1 Plan" to finance the distribution of its shares out of its assets, so its expenses may be higher than those of the original, Initial class of shares. In order to keep the expenses that policy owners bear indirectly from increasing, the policies only invest in the Initial class of shares.